                                                                    EXHIBIT 10.2

                       THE LAIDLAW INC. U.S. SUPPLEMENTAL
                        EXECUTIVE RETIREMENT ARRANGEMENT

================================================================================

       Plan Text Adopted by the Board of Directors effective April 1, 1995

September 1, 1997(rev)

                                TABLE OF CONTENTS

ARTICLE                                             PAGE
   1    Introduction                                  1

   2    Definitions                                   2

   3    Eligibility And Service                       6

   4    Supplemental Benefits                         8

   5    Normal And Optional Forms Of Benefits        12

   6    Death Benefits                               13

   7    Future Of The Arrangement                    15

   8    General Provisions                           16

                                    ARTICLE 1

                                  INTRODUCTION

1.01 Laidlaw Inc. hereby establishes the Laidlaw Inc. U.S. Supplemental Executive Retirement Arrangement (the "Arrangement") for the purpose of providing supplemental benefits as hereinafter described.

1.02 Supplemental benefits payable under this Arrangement will be paid in addition to benefits paid under any other retirement arrangement sponsored by a participating employer.

1.03     The effective date of this Arrangement is April 1, 1995.

                                    ARTICLE 2

                                   DEFINITIONS

In this Arrangement, the following terms and expressions will have the following meanings, unless a different meaning is required by the context:

2.01 ACTUARIAL EQUIVALENT means a supplemental benefit of an equivalent value where such equivalent benefit is established using actuarial tables, actuarial assumptions and methodology as may be selected by the Company on the recommendation of the Actuary.

2.02 ACTUARY means a Fellow of the Canadian Institute of Actuaries, as appointed by the Company.

2.03 AFFILIATED COMPANY means any subsidiary company of Laidlaw Inc. or any company related to or associated with Laidlaw Inc.

2.04 ARRANGEMENT means this Laidlaw Inc. U.S. Supplemental Executive Retirement Arrangement, as amended or restated from time to time.

2.05 BENEFICIARY means the person designated by a Member under Article 6 and means the Member's estate where there is no such person.

2.06 BOARD OF DIRECTORS means the board of directors of Laidlaw Inc., or such Committee to which such board of directors may delegate its authority in respect of this Arrangement.

2.07 CANADIAN ARRANGEMENT means the Laidlaw Inc. Canadian Supplemental Executive Retirement Arrangement, as amended or restated from time to time.

2.08 COMPANY means Laidlaw Inc. and any related, affiliated, associated or subsidiary company which may be designated as a participating employer by the Company and which has agreed to participate in the Arrangement. Where any reference in the Arrangement is made to any action to be taken, consent, approval or opinion to be given, discretion or decision to be exercised by the Company, "Company" means Laidlaw Inc. acting through the Board of Directors or any person authorized by the Board of Directors for purposes of the Arrangement.

2.09 CONTINUOUS SERVICE means the years and completed months of an Employee's uninterrupted period of employment with the Company since the Employee's last date of hire by the Company, except that where the Employee was previously employed by another unrelated company, Continuous Service shall mean the years and completed months of an Employee's uninterrupted period of employment with the Company since the date of acquisition of the shares of that unrelated company by the Company. Notwithstanding the foregoing, Continuous Service shall not include any notice period related to termination of employment (including pay in lieu of notice of termination of employment), unless required by law and only to the extent required by law.

2.10 CREDITED SERVICE of a Member means the aggregate of Credited Past Service and Credited Future Service as follows:

         (a)      CREDITED PAST SERVICE

                  Continuous Service prior to the effective date of an Employee becoming a Member hereunder, provided the Human Resource and Compensation Committee has consented to the granting of such past service for the purposes of this Arrangement: and

         (b)      CREDITED FUTURE SERVICE

                  Continuous Service from the later of April 1, 1995 or the date the Employee becomes eligible to participate in this Arrangement in accordance with Article 3.

2.11 EARNINGS in respect of a month of service means one-twelfth of the aggregate of:

         (a) the Employee's base salary received in a complete fiscal year from the Company (exclusive of any allowances); and

         (b) bonuses and other incentive payments received in cash that are attributable to the fiscal year referred to in paragraph (a), up to a maximum of the targeted bonus payable to the Member (as determined in respect of a particular fiscal year under the Company's annual incentive program).

         "Earnings" shall not include any severance payments (i.e. or pay in lieu of reasonable notice of termination of employment), unless required by law and only to the extent required by law.

         For the purposes of this paragraph, where, at the time of determination of an Employee's "Earnings", an Employee has not worked for the entirety of the most recent fiscal year, for the purposes of determining the Employee's Earnings for that period of service, the salary received and bonus attributable to that period of service under paragraphs (a) and (b) above shall be divided by the number of whole or partial months served in that fiscal year.

2.12 EMPLOYEE means any person in full-time employment with the Company who is a resident of the United States.

2.13 FINAL AVERAGE EARNINGS calculated on/after April 1, 2000 means the twelve times the highest average of the Member's Earnings during any 60 consecutive months of service with the company and/or an Affiliated Company within the 10 year period preceding the Member's retirement, death or termination of employment. If a Member has not completed 60 months of service, Final Average Earnings will be based on the average of the Member's Earnings during the Member's period of service.

         Final Average Earnings calculated prior to April 1, 2000 means the twelve times the highest average of the Member's earnings during any 60 consecutive months of service with the Company and/or an Affiliated Company within the 5 year period preceding the Member's retirement, death or termination of employment. If a Member has not completed 60 months of service, Final Average Earnings will be based on the average of the Member's Earnings during the Member's period of service.

2.14 HUMAN RESOURCE AND COMPENSATION COMMITTEE means the Human Resource and Compensation Committee of the Board of Directors.

2.15 INTERNAL REVENUE CODE MAXIMUM COMPENSATION LIMIT at a particular time means the "compensation limit" as defined under Section 415(d) of the Internal Revenue Code of 1986 and the Regulations thereunder, as amended from time to time. As at April 1, 1995, the "compensation limit" is $150,000.

2.16 MEMBER means an Employee or former Employee who has been designated as eligible to participate in the Arrangement under Article 3 and who continues to be eligible to receive supplemental benefits under this Arrangement.

2.17 RETIREMENT AGE at a particular time, means the age upon which an individual can claim an unreduced pension under the United States Social Security Act and Regulations thereunder.

2.18 STATUTORY BENEFIT OFFSET at a particular time means the maximum annual "primary insurance amount" under the United States Social Security Act and the Regulations thereunder, as amended from time to time, payable at the date the Member attains the Retirement Age. Where a Member demonstrates to the satisfaction of the Company that upon attaining the Retirement age he or she is entitled to a pension benefit under the Social Security Act and Regulations thereunder that is less than the maximum annual primary insurance amount as described above, the Statutory Benefit Offset in respect of that Member shall be that lesser amount.

2.19 TOTAL DISABILITY means a disability in respect of which the Member is entitled to benefits from the Company's long-term disability program.

2.20     VESTED CREDITED SERVICE has the meaning described in Section 4.04.

In this Arrangement, unless the context requires otherwise, reference to the male gender will include the female gender and words importing the singular number only include the plural number and vice versa.

                                    ARTICLE 3

                             ELIGIBILITY AND SERVICE

3.01     MEMBERSHIP

         An Employee will become a Member under this Arrangement upon being:

         (a) recommended by the Chief Executive Officer of the Company for participation in this Arrangement; and

         (b) approved for participation by the Human Resource and Compensation Committee,

         and such membership shall be effective on the date determined by the Human Resource and Compensation Committee in respect of such Member.

3.02     DISABILITY

         If the Member suffers from a Total Disability, such period of disability will be excluded from Credited Service. If the Member's Total Disability continues until he attains age 65, the Member will be deemed to have retired from employment and his supplemental benefits will be determined based on:

         (a)      the formula set out in Section 4.01;

         (b) Credited Service accrued to the date the Total Disability commenced;

         (c) for the purposes of Article 4, Continuous Service accrued to the date the Total Disability commenced; and

         (d) Final Average Earnings at the date the Total Disability commenced.

3.03     TRANSFERS

         (a)      TRANSFER TO THE UNITED STATES AND THIS ARRANGEMENT

                  If an employee of an Affiliated Company is transferred from Canada to the United States such that the individual becomes an Employee, such Employee will become a Member of this Arrangement upon the date of transfer of employment, provided the Employee was a "Member" as defined under the Canadian Arrangement immediately prior to his transfer.

                  In such a case, supplemental benefits payable to a Member under this Arrangement will be calculated on the basis of:

                  (i) his Credited Service under this Arrangement, including his "Credited Service" recognized, and as defined, under the Canadian Arrangement;

                  (ii) his Continuous Service under this Arrangement, including "Continuous Service" as defined under the Canadian Arrangement; and

                  (iii) the Member's Final Average Earnings, which will include earnings received by the Member from the Affiliated Company as defined by the Canadian Arrangement. Earnings previously received from the Affiliated Company will be translated to United States dollars based on the average exchange rates applicable to each year of earnings.

         (b)      TRANSFERS OUT OF THE UNITED STATES AND THIS ARRANGEMENT

                  If a Member is transferred from the United States to Canada and ceases to be an Employee, no supplemental benefits will be payable under this Arrangement. Instead, any liability for the payment of supplemental benefits accrued in respect of Credited Service under this Arrangement will be assumed by the applicable participating employer under the Canadian Arrangement

                                    ARTICLE 4

                              SUPPLEMENTAL BENEFITS

4.01     BENEFIT FORMULA

         The annual supplemental benefit formula is equal to ({A + B} - C) x D as follows:

         where

         A is 1% of the lesser of (i) the Member's Final Average Earnings; and (ii) the Internal Revenue Code maximum Compensation Limit;

         B is 1.5% of the amount by which the member's Final Average Earnings exceeds the Internal Revenue Code Maximum Compensation Limit;

         C is, assuming the Member has attained the Retirement Age, 1/35th of the Statutory Benefit Offset, determined on the date of termination of employment, or death, as the case may be, and prior to the Member attaining the Retirement Age, nil; and

         D is the aggregate of the number of whole or partial years of the Member's Vested Credited Service, as determined under
                  Section 4.04.

4.02     PENSION COMMENCEMENT

         A Member will be entitled to an annual supplemental benefit calculated according to the formula in Section 4.01 and based on Vested Credited Service and Final Average Earnings as at the date of termination of the Member's employment, commencing the first the first day of the month co-incident with or next following such Member attaining the age of 65.

4.03     EARLY RETIREMENT

         A Member who retires from employment with the Company before attainment of age 65 and who elects to have this provision apply to him will be entitled to an annual supplemental benefit, commencing on the first day of the month co-incident with or next following the later of such Member's actual retirement date and such other date selected by him that is prior to the

         Member's attainment of age 65 and on or after attainment of age 60, equal to the supplemental benefit calculated according to the formula in Section 4.01 and based on Vested Credited Service and the Member's Final Average Earnings at the Member's actual retirement date. Such supplemental benefits will be reduced by 0.1667% for each complete month that the date of commencement of payment of benefits precedes the Member's attainment of age 65. A Member can elect to have this provision apply to him by giving written notice to the Company of such election, which notice must be received by the Company prior to the date that the Member elects that supplemental benefits will commence to become payable to him.

4.04     VESTED CREDITED SERVICE

         For the purposes of this Arrangement, Vested Credited Service is the sum of Vested Credited Future Service and Vested Credited Past Service, as defined below:

         (a)      VESTED CREDITED FUTURE SERVICE

                  A Member's Vested Credited Future Service is equal to the Member's Credited Future Service multiplied by the relevant vesting percentage contained in the following chart, based on the number of full years of the Member's Credited Future Service rendered after becoming a Member of this Arrangement.

  YEARS OF CREDITED FUTURE SERVICE
 RENDERED AFTER BECOMING A MEMBER         RELEVANT VESTING PERCENTAGE
---------------------------------------------------------------------
less than 1 year                                        0%
---------------------------------------------------------------------
1 or more years but less than 2 years                  20%
---------------------------------------------------------------------
2 or more years but less than 3 years                  40%
---------------------------------------------------------------------
3 or more years but less than 4 years                  60%
---------------------------------------------------------------------
4 or more years but less than 5 years                  80%
---------------------------------------------------------------------
5 or more years                                       100%
---------------------------------------------------------------------

                  Where a Member suffers from a Total Disability, such period of Total Disability shall be considered to be Credited Future Service rendered after becoming a Member for the purposes only of determining the relevant vesting percentage in the above chart.

         (b)      VESTED CREDITED PAST SERVICE

                  A Member's Vested Credited Past Service is equal to the Member's Credited Past Service if the Member:

                  (i) dies, at any age, and such death occurs prior to the commencement of payment of supplemental benefits under this Arrangement;or

                  (ii) Retires from employment with the Company on or after the attainment of age 60; or

                  (iii) Terminates employment with the Company before age 60, provided the Member neither voluntarily terminates his employment with the Company nor is dismissed for just cause.

                  A Member's Vested Credited Past Service is equal to the Member's Credited Past Service multiplied by the relevant vesting percentage as outlined in the following chart, based on the Member's age at retirement if the Member retires from employment with the Company on or after attainment of age 55 and before attainment of age 60 provided that the member provides no services to any competitor of the Company after retirement.

-------------------------------------------------
RETIREMENT AGE        RELEVANT VESTING PERCENTAGE
-------------------------------------------------
  55 years                      50%
-------------------------------------------------
  56 years                      60%
-------------------------------------------------
  57 years                      70%
-------------------------------------------------
  58 years                      80%
-------------------------------------------------
  59 years                      90%
-------------------------------------------------

                  For the purposes of this Section 4.04 (B), the Human Resource and Compensation Committee will determine what constitutes "just cause" and whether a particular Member has been dismissed for just cause, has voluntarily terminated his employment with the Company or has retired or provided services to a competitor of the Company.

                  In any other case, a Member's Vested Credited Past Service is nil.

                                    ARTICLE 5

                      NORMAL AND OPTIONAL FORMS OF BENEFITS

5.01     NORMAL FORM

         The normal form of supplemental benefit payable under this Arrangement is an annuity payable in monthly installments for the life of the Member and, in any event, for a period of not less than 60 months. If the Member dies before receiving 60 monthly payments, the Member's Beneficiary will receive the remaining payments at the same time and in the same amount that the Member would have received, had he not died.

5.02     OPTIONAL FORMS

         In lieu of the normal form of supplemental benefit described in Section 5.01, the Member may elect, before supplemental benefit payments commence, any other form of periodic lifetime annuity acceptable to the Human Resource and Compensation Committee (the "Optional Form"), which Optional From will be the Actuarial Equivalent of the normal form of supplemental benefit described in Section 5.01.

         Where the Member wishes to elect an Optional Form, the Member must so advise the Company, in writing, at least 30 days before the date benefit payments would otherwise have commenced under this Arrangement.
         Section 5.01 will apply where the Member has not provided such written notice to the Company in the specified time period.

                                    ARTICLE 6

                                 DEATH BENEFITS

6.01     BENEFICIARY DESIGNATION

         A Member may designate, by written notice delivered to the Company, a Beneficiary to receive any benefits payable on the death of the Member. A Member may revoke or amend such designation in the same manner at any time, subject to any applicable laws governing the designation of beneficiaries.

6.02     NO BENEFICIARY

         If a Member fails to validly designate a Beneficiary, or if the Beneficiary predeceases the Member, any benefits payable to the Member's Beneficiary will be paid to the estate of the Member in accordance with this Arrangement.

6.03     DEATH OF A BENEFICIARY

         If a Beneficiary, as a result of a Member's death, is entitled to payments under this Arrangement and the Beneficiary dies before receiving any or all of the payments due to him, any remaining guaranteed monthly payments will continue to be paid to the estate of the Beneficiary.

6.04     DEATH BEFORE SUPPLEMENTAL BENEFIT COMMENCEMENT

         Notwithstanding sections 4.02 and 4.03, if the Member dies before the payment of supplemental benefits have commenced, the Member will be deemed to have retired the day before his death and the Member's Beneficiary will receive a supplemental benefit equal to the benefit determined in accordance with Section 4.01, and payable for 60 months, commencing on the first day of the month co-incident with or next following the later of such Member's death.

6.05         DEATH AFTER SUPPLEMENTAL BENEFIT COMMENCEMENT

             If a Member dies after the Member's supplemental benefits have commenced being paid, any benefits payable under this Arrangement will be determined and payable in accordance with Article 5.

                                    ARTICLE 7

                            FUTURE OF THE ARRANGEMENT

7.01     RIGHT TO AMEND OR TERMINATE THE ARRANGEMENT

         The Human Resource and Compensation Committee reserves the right to amend or discontinue this Arrangement at any time, either in whole or in part, at its discretion, provided such amendment or termination, as applicable, does not reduce benefits under this Arrangement accrued to the date of amendment or termination of the Arrangement, as applicable, based on a Member's Final Average Earnings at the date of such amendment or termination, as applicable.

                                    ARTICLE 8

                               GENERAL PROVISIONS

8.01     ADMINISTRATION

         The Company will administer this Arrangement. The Company:

         (a) will be responsible for all matters relating to the administration of this Arrangement;

         (b) may delegate such matters as it deems appropriate to be performed by one or more agents;

         (c) will decide conclusively all matters relating to the operation, interpretation and application of the Arrangement; and

         (d) may enact rules and regulations relating to the administration of the Arrangement to carry out the terms of this Arrangement and may amend such rules and regulations from time to time. Such rules and regulations will not conflict with any provision of this Arrangement.

8.02     SUPPLEMENTAL BENEFITS PAYABLE BY THE COMPANY

         (a) Supplemental benefits payable under this Arrangement will be paid by the participating employer. The Company is not required to establish or contribute to a trust fund, annuity or other advance or current funding arrangement of any kind for the provision of supplemental benefits which may become, or are, payable under this Arrangement.

         (b) Supplemental benefits payable under this Arrangement are to be paid solely from the general assets of the participating employer.

8.03     FREQUENCY AND TIMING OF SUPPLEMENTAL BENEFIT BENEFITS

         Unless specified otherwise, payments under this Arrangement will be payable monthly upon the first day of the month in which they fall due. Where such payments are subject to termination on death or loss of eligibility ("termination event"), the last monthly payment will be payable on the first day of the month in which the termination event occurs.

8.04     NON-ALIENATION

         Any transaction that purports to assign, charge, anticipate, surrender or grant as security a Member's right or interest under the Arrangement, or supplemental benefits payable under this Arrangement, is void.

8.05     NON-COMMUTATION OF BENEFITS

         A supplemental benefit payable under this Arrangement will not be capable of being commuted, unless the Human Resource and Compensation Committee decides it is in the best interests of the Company to do so.

8.06     RIGHTS OF EMPLOYEES

         (a) No Member will have any right or interest, whatsoever, to supplemental benefits under this Arrangement, except as provided in this Arrangement.

         (b) The establishment of this Arrangement will not constitute an enlargement of any rights an Employee might otherwise have as to tenure, retention of employment with the Company, continuity of work, advancement in employment or any particular job or position.

8.07     LIMITATION OF LIABILITIES

         Notwithstanding anything in this Arrangement to the contrary, the Company will not be liable to any person whatsoever because of any acts, omissions to act, mistakes, negligence or errors in judgment either by the Company or of any person appointed or employed by it or providing service to it in connection with its functions thereunder, except for any claims, demands and proceedings arising from any act or omission which is due to willful misconduct, fraud or lack of good faith by the Company or such persons or any one of them.

8.08     INFORMATION TO BE PROVIDED BEFORE BENEFITS ARE PAID

         Payment of supplemental benefits will not be made until the person entitled to payment of supplemental benefits delivers to the Company:

         (a) satisfactory proof of age of the person and other persons who may become entitled to payment of supplemental benefits; and

         (b) any such other information as may be required to calculate and pay supplemental benefits, including a signed declaration of marital status, if applicable.

8.09     COMPANY RECORDS

         Whenever the records of the Company are used for the purposes of this Arrangement, such records will be conclusive as to the facts with which they are concerned.

8.10     SUCCESSOR COMPANIES

         If the Company (or participating employer contemplated by the definition of "Company") sells or exchanges all or substantially all of its assets or ceases, discontinues operation of its business or enters into a statutory or non-statutory merger, consolidation or re-organization with any other corporation, this Arrangement will be continued and the person, firm or corporation to which the Company (or participating employer, as the case may be) is sold or with which the Company (or participating employer, as the case may be) is merged, consolidated or re-organized will be deemed to be the successor of the Company (or participating employer, as the case may be) and will be substituted hereunder for the Company (or participating employer, as the case may be).

8.11     CONSTRUCTION

         This Arrangement will be governed and construed in accordance with the laws of Ontario.

8.12     CURRENCY

         All supplemental benefits payable under this Arrangement will be paid in the lawful currency of the United States.

8.13     SEVERABILITY

         If any provision of this Arrangement is held to be invalid or unenforceable by a court of competent jurisdiction, its invalidity or unenforceability will not affect any other provision of this Arrangement and the Arrangement will be construed and enforced as if such provision had not been included therein.

8.14     CAPTIONS AND HEADINGS

         The captions, headings and Table of Contents of this Arrangement are included for convenience of reference only and will not be used in interpreting the provisions of this Arrangement.

8.15     ARTICLES AND SECTIONS

         "Article" or "Articles" means an article or articles as defined in the Table of Contents and "Section" or "Sections" means a specific provision or provisions within an Article or Articles, as applicable.

8.16     WAIVER

         The Human Resource and Compensation Committee shall have the unfettered right and sole discretion to waive any provision of this Arrangement, if it deems such waiver to be in the best interests of the Company.

                     THE LAIDLAW INC. CANADIAN SUPPLEMENTAL
                        EXECUTIVE RETIREMENT ARRANGEMENT

================================================================================

       Plan Text Adopted by the Board of Directors effective April 1, 1995

September 1, 1997 (rev)

TABLE OF CONTENTS

ARTICLE                                                             PAGE
  1       Introduction                                                1

  2       Definitions                                                 2

  3       Eligibility And Service                                     7

  4       Supplemental Benefits                                       9

  5       Normal And Optional Forms Of Benefits                      13

  6       Death Benefits                                             14

  7       Future Of The Arrangement                                  16

  8       General Provisions                                         17

                                    ARTICLE 1

                                  INTRODUCTION

1.01 Laidlaw Inc. hereby establishes the Laidlaw Inc. Canadian Supplemental Executive Retirement Arrangement (the "Arrangement") for the purpose of providing supplemental benefits as hereinafter described.

1.02 Supplemental benefits payable under this Arrangement will be paid in addition to benefits paid under any other retirement arrangement sponsored by a participating employer.

1.03     The effective date of this Arrangement is April 1, 1995.

                                    ARTICLE 2

                                   DEFINITIONS

In this Arrangement, the following terms and expressions will have the following meanings, unless a different meaning is required by the context:

2.01 ACTUARIAL EQUIVALENT means a supplemental benefit of an equivalent value where such equivalent benefit is established using actuarial tables, actuarial assumptions and methodology as may be selected by the Company on the recommendation of the Actuary.

2.02 ACTUARY means a Fellow of the Canadian Institute of Actuaries, as appointed by the Company.

2.03 AFFILIATED COMPANY means any subsidiary company of Laidlaw Inc. or any company related to or associated with Laidlaw Inc.

2.04 ARRANGEMENT means this Laidlaw Inc. Canadian Supplemental Executive Retirement Arrangement, as amended or restated from time to time.

2.05 BENEFICIARY means the person designated by a Member under Article 6 and means the Member's estate where there is no such person.

2.06 BENEFIT ACCRUAL RATE in respect of a Member is the amount (expressed as a decimal) determined by the following formula:

         (a)      the aggregate of

                  (i) 1% of the lesser of (i) the Member's Final Average Earnings; and (ii) $150,000: and

                  (ii) 1.5% of the amount by which the Member's Final Average Earnings exceeds $150,000; and

                  (iii) the Revenue Canada Maximum Offset, determined on the Member's date of death, termination of employment, or disability, as the case may be:

         divided  by

         (b)      the Member's Final Average Earnings

         The amount of $150,000 referred to in subparagraphs (a)(i) and (ii) above will be increased in amount from time to time in accordance with increases in the rate of inflation, on the advice of the Actuary

2.07 BOARD OF DIRECTORS means the board of directors of Laidlaw Inc., or such Committee to which such board of directors may delegate its authority in respect of this Arrangement.

2.08 COMPANY means Laidlaw Inc. and any related, affiliated, associated or subsidiary company which may be designated as a participating employer by the Company and which has agreed to participate in the Arrangement. Where any reference in the Arrangement is made to any action to be taken, consent, approval or opinion to be given, discretion or decision to be exercised by the Company, "Company" means Laidlaw Inc. acting through the Board of Directors or any person authorized by the Board of Directors for purposes of the Arrangement.

2.09 CONTINUOUS SERVICE means the years and completed months of an Employee's uninterrupted period of employment with the Company since the Employee's last date of hire by the Company, except that where the Employee was previously employed by another unrelated company, Continuous Service shall mean the years and completed months of an Employee's uninterrupted period of employment with the Company since the date of acquisition of the shares of that unrelated company by the Company. Notwithstanding the foregoing, Continuous Service shall not include any notice period related to termination of employment (including pay in lieu of notice of termination of employment), unless required by law and only to the extent required by law.

2.10 CREDITED SERVICE of a Member means the aggregate of Credited Past Service and Credited Future Service as follows:

         (a)      CREDITED PAST SERVICE

                  Continuous Service prior to the effective date of an Employee becoming a Member hereunder, provided the Human Resource and Compensation Committee has consented to the granting of such past service for the purposes of this Arrangement: and

         (b)      CREDITED FUTURE SERVICE

                  Continuous Service from the later of April 1, 1995 or the date the Employee becomes eligible to participate in this Arrangement in accordance with Article 3.

2.11 EARNINGS in respect of a month of service means one-twelfth of the aggregate of:

         (a) the Employee's base salary received in a complete fiscal year from the Company (exclusive of any allowances); and

         (b) bonuses and other incentive payments received in cash that are attributal to the fiscal year referred to in paragraph (a), up to a maximum of the targeted bonus payable to the Member (as determined in respect of a particular fiscal year under the Company's annual incentive program).

         "Earnings" shall not include any severance payments (i.e. or pay in lieu of reasonable notice of termination of employment), unless required by law and only to the extent required by law.

         For the purposes of this paragraph, where, at the time of determination of an Employee's "Earnings", an Employee has not worked for the entirety of the most recent fiscal year, for the purposes of determining the Employee's Earnings for that period of service, the salary received and bonus attributable to that period of service under paragraphs (a) and (b) above shall be divided by the number of whole or partial months served in that fiscal year.

2.12 EMPLOYEE means any person in full-time employment with the Company who is a resident of Canada.

2.13 FINAL AVERAGE EARNINGS calculated on/after April 1, 2000 means the twelve times the highest average of the Member's Earnings during any 60 consecutive months of service with the company and/or an Affiliated Company within the 10 year period preceding the Member's retirement, death or termination of employment. If a Member has not completed 60 months of service, Final Average Earnings will be based on the average of the Member's Earnings during the Member's period of service.

         Final Average Earnings calculated prior to April 1, 2000 means the twelve times the highest average of the Member's earnings during any 60 consecutive months of service with the Company and/or an Affiliated Company within the 5 year period preceding the Member's retirement, death or termination of employment. If a Member has not completed 60 months of service, Final Average Earnings will be based on the average of the Member's Earnings during the Member's period of service.

2.14 HUMAN RESOURCE AND COMPENSATION COMMITTEE means the Human Resource and Compensation Committee of the Board of Directors.

2.15 MEMBER means an Employee or former Employee who has been designated as eligible to participate in the Arrangement under Article 3 and who continues to be eligible to receive supplemental benefits under this Arrangement.

2.16 RETIREMENT AGE at a particular time, means the age upon which an individual can claim an unreduced pension under the Canada Pension Plan.

2.17 REVENUE CANADA MAXIMUM OFFSET at a particular time, means the maximum pension in respect of a year of service permitted to be paid under a registered pension plan under the Income Tax Act (Canada) and the Regulations thereunder, as amended from time to time. As at April 1, 1995, the Revenue Canada maximum offset is $1722.22.

2.18 STATUTORY BENEFIT OFFSET means the maximum pension under the Canada Pension Plan and the Regulations thereunder, as amended from time to time, payable at the date the Member attains the Retirement Age. Where a Member demonstrates to the satisfaction of the Company that upon attaining the Retirement age he or she is entitled to a pension benefit under the Canada Pension Plan that is less than the maximum pension payable under the Canada Pension Plan and the Regulations thereunder, the Statutory Benefit Offset in respect of that Member shall be that lesser amount.

2.19 TOTAL DISABILITY means a disability in respect of which the Member is entitled to benefits from the Company's long-term disability program.

2.20 U.S. ARRANGEMENT means the Laidlaw Inc. U.S. Supplemental Executive Retirement Arrangement, as amended or restated from time to time.

2.21     VESTED CREDITED SERVICE has the meaning described in Section 4.04.

In this Arrangement, unless the context requires otherwise, reference to the male gender will include the female gender and words importing the singular number only include the plural number and vice versa.

                                    ARTICLE 3

                             ELIGIBILITY AND SERVICE

3.01     MEMBERSHIP

         An Employee will become a Member under this Arrangement upon being:

         (a) recommended by the Chief Executive Officer of the Company for participation in this Arrangement; and

         (b) approved for participation by the Human Resource and Compensation Committee,

         and such membership shall be effective on the date determined by the Human Resource and Compensation Committee in respect of such Member.

3.02     DISABILITY

         If the Member suffers from a Total Disability, such period of disability will be excluded from Credited Service. If the Member's Total Disability continues until he attains age 65, the Member will be deemed to have retired from employment and his supplemental benefits will be determined based on:

         (a)      the formula set out in Section 4.01;

         (b) Credited Service accrued to the date the Total Disability commenced;

         (c) for the purposes of Article 4, Continuous Service accrued to the date the Total Disability commenced; and

         (d) Final Average Earnings at the date the Total Disability commenced.

3.03     TRANSFERS

         (a)      TRANSFER TO CANADA AND THIS ARRANGEMENT

                  If an employee of an Affiliated Company is transferred from the United States to Canada such that the individual becomes an Employee, such Employee will become a Member of this Arrangement upon the date of transfer of employment, provided the Employee was a "Member" as defined under the U.S. Arrangement immediately prior to his transfer.

                  In such a case, supplemental benefits payable to a Member under this Arrangement will be calculated on the basis of:

                  (i) his Credited Service under this Arrangement, including his "Credited Service" recognized, and as defined, under the U.S. Arrangement;

                  (ii) his Continuous Service under this Arrangement, including "Continuous Service" as defined under the U.S. Arrangement; and

                  (iii) the Member's Final Average Earnings, which will include earnings received by the Member from the Affiliated Company as defined by the U.S. Arrangement. Earnings previously received from the Affiliated Company will be translated to Canadian dollars based on the average exchange rates applicable to each year of earnings.

         (b)      TRANSFERS OUT OF CANADA AND THIS ARRANGEMENT

                  If a Member is transferred from Canada to the United States and ceases to be an Employee, no supplemental benefits will be payable under this Arrangement. Instead, any liability for the payment of supplemental benefits accrued in respect of Credited Service under this Arrangement will be assumed by the applicable participating employer under the U.S. Arrangement

                                    ARTICLE 4

                              SUPPLEMENTAL BENEFITS

4.01     BENEFIT FORMULA

         The annual supplemental benefit formula is equal to ({A x B} - C - D) x E as follows:

         where

         A        is the Benefit Accrual Rate in respect of the Member;

         B        is the Member's Final Average Earnings;

         C is the Revenue Canada Maximum Offset, determined on the date of retirement or termination of employment, permanent disability or death, as the case may be;

         D is, assuming the Member has attained the Retirement Age, 1/35th of the Statutory Benefit Offset, and prior to the Member attaining the Retirement Age, nil; and

         E is the number of whole or partial years of the Member's Vested Credited Service, as determined under Section 4.04.

4.02     PENSION COMMENCEMENT

         A Member will be entitled to an annual supplemental benefit calculated according to the formula in Section 4.01 and based on Vested Credited Service and Final Average Earnings as at the date of termination of the Member's employment, commencing the first the first day of the month co-incident with or next following such Member attaining the age of 65.

4.03     EARLY RETIREMENT

         A Member who retires from employment with the Company before attainment of age 65 and who elects to have this provision apply to him will be entitled to an annual supplemental benefit, commencing on the first day of the month co-incident with or next following the later of such Member's actual retirement date and such other date selected by him that is prior to the Member's attainment of age 65 and on or after attainment of age 60, equal to the supplemental benefit calculated according to the formula in Section 4.01 and based on Vested Credited Service and the Member's Final Average Earnings at the Member's actual retirement date. Such supplemental benefits will be reduced by 0.1667% for each complete month that the date of commencement of payment of benefits precedes the Member's attainment of age 65. A Member can elect to have this provision apply to him by giving written notice to the Company of such election, which notice must be received by the Company prior to the date that the Member elects that supplemental benefits will commence to become payable to him.

4.04     VESTED CREDITED SERVICE

         For the purposes of this Arrangement, Vested Credited Service is the sum of Vested Credited Future Service and Vested Credited Past Service, as defined below:

         (a)      VESTED CREDITED FUTURE SERVICE

                  A Member's Vested Credited Future Service is equal to the Member's Credited Future Service multiplied by the relevant vesting percentage contained in the following chart, based on the number of full years of the Member's Credited Future Service rendered after becoming a Member of this Arrangement.

YEARS OF CREDITED FUTURE SERVICE RENDERED
       AFTER BECOMING A MEMBER                           RELEVANT VESTING PERCENTAGE
-----------------------------------------                ---------------------------
less than 1 year                                                      0%
1 or more years but less than 2 years                                20%
2 or more years but less than 3 years                                40%
3 or more years but less than 4 years                                60%
4 or more years but less than 5 years                                80%
5 or more years                                                     100%

                  Where a Member suffers from a Total Disability, such period of Total Disability shall be considered to be Credited Future Service rendered after becoming a Member for the purposes only of determining the relevant vesting percentage in the above chart.

         (b)      VESTED CREDITED PAST SERVICE

                  A Member's Vested Credited Past Service is equal to the Member's Credited Past Service if the Member:

                  (i) dies, at any age, and such death occurs prior to the commencement of payment of supplemental benefits under this Arrangement; or

                  (ii) Retires from employment with the company on or after the attainment of age 60; or

                  (iii) Terminates employment with the Company before age 60, provided the Member neither voluntarily terminates his employment with the Company nor is dismissed for just cause.

                  A Member's Vested Credited Past Service is equal to the Member's Credited Past Service multiplied by the relevant vesting percentage as outlined in the following chart, based on the Member's age at retirement if the Member retires from employment with the Company on or after attainment of age 55 and before attainment of age 60 provided that the member provides no services to any competitor of the Company after retirement.

RETIREMENT AGE         RELEVANT VESTING PERCENTAGE
--------------         ---------------------------
   55 years                         50%
   56 years                         60%
   57 years                         70%
   58 years                         80%
   59 years                         90%

                  For the purposes of this Section 4.04 (b), the Human Resource and Compensation Committee will determine what constitutes "just cause" and whether a particular Member has been dismissed for just cause, has voluntarily terminated his employment with the Company, or has retired or provided services to a competitor of the Company. In any other case, a Member's Vested Credited Past Service is nil.

                                    ARTICLE 5

                      NORMAL AND OPTIONAL FORMS OF BENEFITS

5.01     NORMAL FORM

         The normal form of supplemental benefit payable under this Arrangement is an annuity payable in monthly installments for the life of the Member and, in any event, for a period of not less than 60 months. If the Member dies before receiving 60 monthly payments, the Member's Beneficiary will receive the remaining payments at the same time and in the same amount that the Member would have received, had he not died.

5.02     OPTIONAL FORMS

         In lieu of the normal form of supplemental benefit described in Section 5.01, the Member may elect, before supplemental benefit payments commence, any other form of periodic lifetime annuity acceptable to the Human Resource and Compensation Committee (the "Optional Form"), which Optional From will be the Actuarial Equivalent of the normal form of supplemental benefit described in Section 5.01.

         Where the Member wishes to elect an Optional Form, the Member must so advise the Company, in writing, at least 30 days before the date benefit payments would otherwise have commenced under this Arrangement.
         Section 5.01 will apply where the Member has not provided such written notice to the Company in the specified time period.

                                    ARTICLE 6

                                 DEATH BENEFITS

6.01     BENEFICIARY DESIGNATION

         A Member may designate, by written notice delivered to the Company, a Beneficiary to receive any benefits payable on the death of the Member. A Member may revoke or amend such designation in the same manner at any time, subject to any applicable laws governing the designation of beneficiaries.

6.02     NO BENEFICIARY

         If a Member fails to validly designate a Beneficiary, or if the Beneficiary predeceases the Member, any benefits payable to the Member's Beneficiary will be paid to the estate of the Member in accordance with this Arrangement.

6.03     DEATH OF A BENEFICIARY

         If a Beneficiary, as a result of a Member's death, is entitled to payments under this Arrangement and the Beneficiary dies before receiving any or all of the payments due to him, any remaining guaranteed monthly payments will continue to be paid to the estate of the Beneficiary.

6.04     DEATH BEFORE SUPPLEMENTAL BENEFIT COMMENCEMENT

         Notwithstanding sections 4.02 and 4.03, if the Member dies before the payment of supplemental benefits have commenced, the Member will be deemed to have retired the day before his death and the Member's Beneficiary will receive a supplemental benefit equal to the benefit determined in accordance with Section 4.01, and payable for 60 months, commencing on the first day of the month co-incident with or next following the later of such Member's death.

6.05     DEATH AFTER SUPPLEMENTAL BENEFIT COMMENCEMENT

         If a Member dies after the Member's supplemental benefits have commenced being paid, any benefits payable under this Arrangement will be determined and payable in accordance with Article 5.

                                    ARTICLE 7

                            FUTURE OF THE ARRANGEMENT

7.01     RIGHT TO AMEND OR TERMINATE THE ARRANGEMENT

         The Human Resource and Compensation Committee reserves the right to amend or discontinue this Arrangement at any time, either in whole or in part, at its discretion, provided such amendment or termination, as applicable, does not reduce benefits under this Arrangement accrued to the date of amendment or termination of the Arrangement, as applicable, based on a Member's Final Average Earnings at the date of such amendment or termination, as applicable.

                                    ARTICLE 8

                               GENERAL PROVISIONS

8.01     ADMINISTRATION

         The Company will administer this Arrangement. The Company:

         (a) will be responsible for all matters relating to the administration of this Arrangement;

         (b) may delegate such matters as it deems appropriate to be performed by one or more agents;

         (c) will decide conclusively all matters relating to the operation, interpretation and application of the Arrangement; and

         (d) may enact rules and regulations relating to the administration of the Arrangement to carry out the terms of this Arrangement and may amend such rules and regulations from time to time. Such rules and regulations will not conflict with any provision of this Arrangement.

8.02     SUPPLEMENTAL BENEFITS PAYABLE BY THE COMPANY

         (a) Supplemental benefits payable under this Arrangement will be paid by the participating employer. The Company is not required to establish or contribute to a trust fund, annuity or other advance or current funding arrangement of any kind for the provision of supplemental benefits which may become, or are, payable under this Arrangement.

         (b) Supplemental benefits payable under this Arrangement are to be paid solely from the general assets of the participating employer.

8.03     FREQUENCY AND TIMING OF SUPPLEMENTAL BENEFIT BENEFITS

         Unless specified otherwise, payments under this Arrangement will be payable monthly upon the first day of the month in which they fall due. Where such payments are subject to termination on death or loss of eligibility ("termination event"), the last monthly payment will be payable on the first day of the month in which the termination event occurs.

8.04     NON-ALIENATION

         Any transaction that purports to assign, charge, anticipate, surrender or grant as security a Member's right or interest under the Arrangement, or supplemental benefits payable under this Arrangement, is void.

8.05     NON-COMMUTATION OF BENEFITS

         A supplemental benefit payable under this Arrangement will not be capable of being commuted, unless the Human Resource and Compensation Committee decides it is in the best interests of the Company to do so.

8.06     RIGHTS OF EMPLOYEES

         (a) No Member will have any right or interest, whatsoever, to supplemental benefits under this Arrangement, except as provided in this Arrangement.

         (b) The establishment of this Arrangement will not constitute an enlargement of any rights an Employee might otherwise have as to tenure, retention of employment with the Company, continuity of work, advancement in employment or any particular job or position.

8.07     LIMITATION OF LIABILITIES

         Notwithstanding anything in this Arrangement to the contrary, the Company will not be liable to any person whatsoever because of any acts, omissions to act, mistakes, negligence or errors in judgment either by the Company or of any person appointed or employed by it or providing service to it in connection with its functions thereunder, except for any claims, demands and proceedings arising from any act or omission which is due to willful misconduct, fraud or lack of good faith by the Company or such persons or any one of them.

8.08     INFORMATION TO BE PROVIDED BEFORE BENEFITS ARE PAID

         Payment of supplemental benefits will not be made until the person entitled to payment of supplemental benefits delivers to the Company:

         (a) satisfactory proof of age of the person and other persons who may become entitled to payment of supplemental benefits; and

         (b) any such other information as may be required to calculate and pay supplemental benefits, including a signed declaration of marital status, if applicable.

8.09     COMPANY RECORDS

         Whenever the records of the Company are used for the purposes of this Arrangement, such records will be conclusive as to the facts with which they are concerned.

8.10     SUCCESSOR COMPANIES

         If the Company (or participating employer contemplated by the definition of "Company") sells or exchanges all or substantially all of its assets or ceases, discontinues operation of its business or enters into a statutory or non-statutory merger, consolidation or re-organization with any other corporation, this Arrangement will be continued and the person, firm or corporation to which the Company (or participating employer, as the case may be) is sold or with which the Company (or participating employer, as the case may be) is merged, consolidated or re-organized will be deemed to be the successor of the Company (or participating employer, as the case may be) and will be substituted hereunder for the Company (or participating employer, as the case may be).

8.11     CONSTRUCTION

         This Arrangement will be governed and construed in accordance with the laws of Ontario.

8.12     CURRENCY

         All supplemental benefits payable under this Arrangement will be paid in the lawful currency of Canada.

8.13     SEVERABILITY

         If any provision of this Arrangement is held to be invalid or unenforceable by a court of competent jurisdiction, its invalidity or unenforceability will not affect any other provision of this Arrangement and the Arrangement will be construed and enforced as if such provision had not been included therein.

8.14     CAPTIONS AND HEADINGS

         The captions, headings and Table of Contents of this Arrangement are included for convenience of reference only and will not be used in interpreting the provisions of this Arrangement.

8.15     ARTICLES AND SECTIONS

         "Article" or "Articles" means an article or articles as defined in the Table of Contents and "Section" or "Sections" means a specific provision or provisions within an Article or Articles, as applicable.

8.16     WAIVER

         The Human Resource and Compensation Committee shall have the unfettered right and sole discretion to waive any provision of this Arrangement, if it deems such waiver to be in the best interests of the Company.